UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 29, 2005 (December 27, 2005)

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      814-00063                13-2949462
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                      Suite 1601, Buliding A, Jinshan Tower
                   No. 8, Shan Xi Road Nanjing, Jiangsu, China

                           --------------------------
                    (Address of principal executive offices)

                                86 (25) 8320 5758
                      -------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective on December 27, 2005, Kempisty & Company Certified Public Accountants, PC ("Kempisty") was dismissed as the independent accountant engaged to audit the financial statements of the Registrant. The decision to dismiss Kempisty was approved by the Registrant's Board of Directors. No audit committee exists other than the members of the Board of Directors. Kempisty performed the audit of the Registrant's financial statements for the years ended December 31, 2004 and 2003 and reviewed the Registrant financial statements for the three months ended March 31, 2005 and March 31, 2004, for the three and six months ended June 30, 2005 and June 30, 2004 and for the three and nine months ended September 30, 2005 and September 30, 2004. During this period and the subsequent interim period prior to its dismissal, there were no disagreements with Kempisty on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Kempisty's satisfaction would have caused Kempisty to make reference to this subject matter of the disagreements, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv)of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

         The Registrant has requested Kempisty to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated December 29, 2005, is filed as Exhibit 16.1 to this Form 8-K.


(b) Effective on December 27, 2005 the Registrant has engaged Moore Stephens Wurth Frazer and Torbet, LLP, Certified Public Accountants and Consultants ("Moore Stephens") with address at 1199 South Fairway Drive. Suite 200 Walnut, California 91789, as the new principal accountant to audit its financial statements. Moore Stephens, the Registrant's successor auditors, provides auditing services for the Registrant which is a United States company according to the United States generally accepted accounting principles. The decision to engage Moore Stephens was approved by the Registrant's Board of Directors. The Board of Directors of the Registrant believes that Moore Stephens should be able to better service the Registrant's expanding auditing needs.


During the fiscal years ended December 31, 2004 and 2003 and from December 31, 2004 through the engagement of Moore Stephens as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf has consulted Moore Stephens with respect to any accounting or auditing issues involving the Registrant. In particular, there was no discussion with Moore Stephens regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement with Kempisty on accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kempisty, would have caused Kempisty to make reference to such matter in its report or would be a "reportable event" as such term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

         The following exhibit is hereby filed as part of this Current Report on Form 8-K:


16.1 A copy of a letter from Kempisty to the Securities and Exchange Commission dated December 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                         By: /s/ MAO Peng
                                            ------------------------------------
                                            Name:  MAO Peng
                                            Title: Chairman and
                                            Chief Executive Officer

Dated:  December 29, 2005